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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                December 15, 2004
                Date of Report (Date of earliest event reported)


                         COMPETITIVE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                     1-8696                     36-2664428
(State or other jurisdiction        (Commission               (I.R.S. Employer
      of incorporation)             File Number)             Identification No.)

                 1960 Bronson Road, Fairfield, Connecticut 06824
               (Address of principal executive offices) (Zip Code)

                                 (203) 255-6044
              (Registrant's telephone number, including area code)

                               __________________
                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

     On December 16, 2004, Competitive Technologies, Inc. ("CTT") announced that a license had been granted to Abbott Laboratories ("Abbott") under CTT's U.S. Patent Number 4,940,658 for homocysteine assays. The granting of the license settled previously filed litigation between CTT and Abbott.

     Pursuant to the license Abbott will pay a license fee and royalties on sales of Abbott homocysteine assays. The license will relieve Abbott customers from their obligation to pay royalties on results obtained using the Abbott assay by virtue of the royalty paid by Abbott to CTT. CTT's share of the license fee (that will be paid in January 2005) will be $5.2 million. The license also releases Abbott's customers of any obligation to pay royalties to CTT for homocysteine test results obtained using Abbott assays in the past, but does not entitle them to any refund of any royalties previously paid to CTT.


A copy of the press release is attached as Exhibit 99.1.


Item 9.01. Financial Statements and Exhibits

      (c)  Exhibits.

Exhibit No.                Description
-----------                -----------------------------------------------------

Exhibit 99.1               Press release dated December 16, 2004.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  COMPETITIVE TECHNOLOGIES, INC.

Date: December 20, 2004                           By:    /s/ John B. Nano
                                                         ----------------
                                                         Name:  John B. Nano
                                                         Title: President and
                                                         Chief Executive Officer
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                                  EXHIBIT INDEX

Exhibit No.        Description
------------       -------------------------------------------------------------

Exhibit 99.1 Press release dated December 16, 2004 announcing that CTT had granted a license to Abbott Laboratories for homocysteine assays.